1 [YEAR] SEICP Time-Based Restricted Share Unit Agreement STERLING INFRASTRUCTURE, INC. [YEAR] SEICP TIME-BASED RESTRICTED SHARE UNIT AGREEMENT THIS TIME-BASED RESTRICTED SHARE UNIT AGREEMENT (this "Agreement") is entered into between you, [Participant Name], and Sterling Infrastructure, Inc. (the "Company") under the Company's [YEAR] Senior Executive Incentive Compensation Program (“SEICP”). The performance-based restricted share units (the “Award” or the “RSUs”) are granted pursuant to the terms of the Company's Amended and Restated 2018 Stock Incentive Plan (the "Plan"), which is incorporated into this Agreement by this reference. In the event of a conflict between this Agreement and the Plan, the terms of the Plan will govern. Defined terms not otherwise defined herein shall have the meanings set forth in the Plan. By signing this Agreement, you acknowledge that you have received a copy of the Plan, and that you accept the terms and conditions of this Award. In consideration of the foregoing recitals and the covenants made in this Agreement, you and the Company agree as follows: 1. Time-Based Restricted Share Units. On [DATE], the Compensation & Talent Development Committee of the Board of Directors of the Company (the "Committee") approved the [YEAR] SEICP, which includes this grant of RSUs giving you the opportunity to earn shares of Common Stock of the Company. (a) Award of RSUs. The Company hereby awards you [# of RSUs] RSUs under the terms and conditions of this Agreement. Each RSU represents an unfunded and unsecured, non-transferable promise, subject to the vesting and other terms and conditions of this Agreement, to issue to you one share of Common Stock during the period beginning [DATE] and ending [DATE] (the “Performance Cycle”). (b) Restrictions on Transfer and Right to Shares. You may not sell, assign, transfer, pledge or otherwise dispose of, or encumber any of the RSUs, or any of your rights or interests in them except by your will or according to the laws of descent and distribution (the "Restrictions"). You shall not have any right in, to or with respect to any of the shares of Common Stock (including any voting rights or rights with respect to cash dividends paid on the Common Stock) issuable under the Award until the RSUs vest and are converted into shares. (c) Vesting and Payout. Provided you remain an employee of the Company on each of the vesting dates (except as otherwise provided herein), the Restrictions with respect to one-third of the RSUs will expire and such RSUs will vest and be converted into shares of Common Stock on [DATE] during the Performance Cycle. Such shares will be delivered to you within thirty (30) days of the vesting date.

2 [YEAR] SEICP Time-Based Restricted Share Unit Agreement 2. Forfeiture. (a) Any RSUs that do not vest are automatically forfeited, canceled, and cease to be subject to vesting. (b) No compensation will be paid to you for any of your RSUs that are forfeited. 3. Termination of Employment. (a) In the event your employment with the Company terminates before the end of the Performance Cycle, your unvested RSUs will be treated as follows: Reason for Termination Effect on Participation Death or Disability (as defined herein) All unvested RSUs will vest in full. Change of Control (COC) (as defined in the Plan) If your employment is terminated by the Company without Cause or by you for Good Reason following a Change of Control, all unvested RSUs will vest in full. Notwithstanding Section 11.4(a) of the Plan, RSUs will not vest in connection with a Change of Control unless (i) a qualifying termination of employment occurs or (ii) the acquiror in a Change of Control fails to assume the RSUs or convert or replace the RSUs with substantially similar awards, as determined by the Committee in its sole good faith discretion. Retirement (as defined herein) If you have been an employee for at least six months since the start of the Performance Cycle and you execute a one-year non-compete and non-solicitation agreement with the Company, all of your unvested RSUs will vest in full. Without Cause or for Good Reason (as defined herein) Provided that you execute a general release of claims in favor of the Company, (i) unvested RSUs will vest in proportion to time employed with the Company if you have been employed by the Company less than three (3) years at the time of termination, or (ii) all unvested RSUs will vest if you have been employed by the Company three (3) or more years at the time of termination. For Cause (as defined herein) All unvested RSUs will be forfeited. Your Resignation All unvested RSUs will be forfeited. In a termination of employment, payouts will be made within thirty (30) days of your termination date. (b) Defined Terms. For purposes of this Agreement — i. The terms Disability, Cause, Good Reason, and Retirement will have the meanings set forth in any employment agreement between you and the Company that is in effect when your employment terminates.

3 [YEAR] SEICP Time-Based Restricted Share Unit Agreement ii. If there is no employment agreement between you and the Company then in effect, or if there is an employment agreement in effect, but any or all the above terms are not defined in such agreement — (A) The term “Disability” will mean a condition where a participant is unable to engage in any substantial gainful activity due to a medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months. (B) The term “Cause” will mean the termination of your employment for one or more of the following reasons: • You failed to perform your duties and/or responsibilities in a satisfactory manner after being given written notice of the failure and a reasonable period of time in which to cure the failure. • You were grossly negligent in the performance of your duties and/or responsibilities. • You refused to perform your duties and/or responsibilities. • You committed any act of theft or other dishonesty, including, but not limited to any intentional misapplication of the Company's or its affiliates' funds or other property. • You were convicted of any other criminal activity (other than a traffic violation or a minor misdemeanor.) • You participated in any activity involving moral turpitude that is or could reasonably be expected to be injurious to the business or reputation of the Company. • You used alcohol immoderately and/or used non-prescribed narcotics that had the effect of adversely and materially affecting your performance of your duties and/or responsibilities. • You committed a material breach of a Company policy including, without limitation, the Company's Code of Business Conduct. (C) The term “Good Reason” will mean voluntary resignation due to one or more of the following events without written consent:

4 [YEAR] SEICP Time-Based Restricted Share Unit Agreement • A material adverse change in the nature or scope of duties, responsibilities, authorities, powers, functions or duties or title. • A material reduction in annual Base Salary or STI / LTI Award Amount other than a deduction that is also applied to substantially all of the Company’s other senior management and executives and that it is not cumulatively in excess of ten percent (10%) of the level of any compensation items in effect. • The relocation of the participant’s principal place of employment by more than forty (40) miles, except for required travel on the Company’s business to an extent substantially consistent with existing business travel obligations. • A material breach of the participant’s Employment Agreement (if applicable) by the Company. (D) The term “Retirement” will mean your termination of employment either on or after age 60 with a minimum of 10 years of service; or on or after age 65 with a minimum of 5 years of service, both requiring 6 months written notice. 4. Issuance of Shares of Common Stock Upon Conversion of RSUs. (a) Any RSUs that vest will be converted into shares of Common Stock, and such shares will in each case be issued to you in "book entry" form to an account in your name at the Company's transfer agent. You will be advised of the issuance. (b) Provided no Restrictions continue to apply, you may leave the shares in your account at the transfer agent; you may have them electronically transferred to a personal brokerage account; or on written request to the Company's General Counsel, you may have them delivered to you in the form of a paper stock certificate. 5. Other Terms and Conditions. (a) Continuing Restrictions. Shares of Common Stock issued for vested RSUs remain subject to all restrictions imposed on them by federal and state securities laws, rules and regulations, and by the Company's policies and rules relating to Common Stock. (b) Clawbacks. All RSUs and shares of Common Stock awarded and/or issued under this Agreement are subject to recovery by the Company under the terms of the

5 [YEAR] SEICP Time-Based Restricted Share Unit Agreement Company's Incentive Compensation and Claw-Back Policy and the Company’s Policy for the Recovery of Erroneously Awarded Compensation if applicable. Copies of these policies are available in Principal’s Document Library. (c) Adjustments. Any additional shares of Common Stock that are issued during the Performance Cycle as a result of stock dividends, stock splits or recapitalizations (whether by way of mergers, consolidations, combinations or exchanges of shares or the like) will be subject to the terms and conditions of this Agreement, and are deemed included in the definition of the term "RSU." In the event of any stock dividend, stock split or recapitalization, the number of your remaining unvested RSUs will be adjusted appropriately to reflect the event. (d) Securities & Other Laws. The Company may require as a pre-condition to the delivery to you of any shares of Common Stock that they have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock is then listed or quoted; and that either (i) a registration statement under the Securities Act of 1933 (the "Act") relating to the shares is in effect; or (ii) in the opinion of counsel to the Company, the issuance of the shares is exempt from registration under the Act. You agree to make the undertakings and agreements with the Company that the Company may reasonably require, and to take such other steps, if any, as counsel to the Company considers necessary to comply with any law applicable to the shares. The shares may be made subject to a stop order or other restriction if counsel for the Company considers it necessary to comply with applicable laws. (e) Taxes. You are responsible for any and all taxes that become payable by you by reason of the award and/or vesting of RSUs. Prior to the Company issuing shares, you agree to pay to the Company or to make provision satisfactory to the Company for the payment of any taxes required by law to be paid by you, or that are required to be withheld from you by the Company relating to the shares, no later than the date of the event creating the tax liability. To the extent permitted by law, the Company has the right to retain from shares issuable under this Agreement or from salary or any other amounts payable to you, a value sufficient to satisfy any tax- withholding obligation. (f) Compliance with Section 409A of the Code. The Company intends that this Agreement either (a) complies with Section 409A of the Internal Revenue Code of 1986, as amended, and the guidance thereunder; or (b) is excepted from the provisions of Section 409A. As a result, the Company has the right to amend this Agreement in order to cause them to be in compliance with Section 409A, or to qualify for being excepted from the provisions of Section 409A, and to take any other actions under this Agreement to achieve that compliance or exception. (g) No Guarantee of Employment. Nothing in this Agreement shall confer upon you any right to continue in the employ of the Company or any of its Subsidiaries, or to interfere in any way with the right of the Company or any of its Subsidiaries to

6 [YEAR] SEICP Time-Based Restricted Share Unit Agreement terminate your employment relationship with the Company or any of its Subsidiaries at any time. (h) Decisions by the Committee. Any dispute or disagreement that arises under, or as a result of, or relating to, this Agreement will be resolved by the Committee in its sole and absolute discretion, and any resolution or any other determination by the Committee, and any interpretation by the Committee of the terms and conditions of this Agreement will be final, binding, and conclusive on all persons affected by it. (i) When used in this Agreement, the word "will" is either predictive or is synonymous with the word "shall", meaning "required"; and the word "may" means "permitted." (j) Governing Law. This Agreement and the Award hereunder is governed by, and will be interpreted in accordance with, the laws of the State of Delaware, without regard to any of its conflicts of law provisions. (k) Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to your current or future participation in the Plan by electronic means or request your consent to participate in the Plan by electronic means. By accepting the terms of this Agreement, you hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. You must expressly accept the terms and conditions of this Agreement by electronically accepting this Agreement in a timely manner. If you do not accept the terms of this Agreement, the RSUs are subject to cancellation.

7 [YEAR] SEICP Time-Based Restricted Share Unit Agreement IN WITNESS WHEREOF, the parties have signed this Agreement as of the Grant Date, but recognize that the effectiveness of the Agreement and the Awards are contingent on the approval of the Plan by the Company’s stockholders and on the Company’s filing a Form S-8 registration statement with the Securities Exchange Commission. Sterling Infrastructure, Inc. By: ____________________ Name: Name: Title: